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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  SCHEDULE 14A
          Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant Filed by a Party other than the Registrant Check the appropriate box:

[X]  Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to ss.240.14a-12


                      SHANNON INTERNATIONAL RESOURCES INC.
                      ------------------------------------
                (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box): [X] No fee required.
      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      1) Title of each class of securities to which transaction applies:

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      2) Aggregate number of securities to which transaction applies:

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      3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      4) Proposed maximum aggregate value of transaction:

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      5) Total fee paid:

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      Fee paid previously with preliminary materials.
      Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:
--------------------------------------------------------------------------------
      2) Form, Schedule or Registration Statement No.:

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      3) Filing Party:

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      4) Date Filed:

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




                      SHANNON INTERNATIONAL RESOURCES INC.
                           Suite 2000, 715 5th Av. SW
                            Calgary, Alberta T2P 2X6
                                  403 538 3706

Notice of Annual Meeting of Shareholders
To Be Held June 11, 2004

To the Shareholders of Shannon International Resources Inc.

Notice Hereby Is Given that the Annual Meeting of Shareholders of Shannon International Resources Inc., a Nevada corporation (the "Company"), will be held at the Brightwood Golf Club, Vidito Room, 227 School Road, Dartmouth, Nova Scotia on June 11, 2004, 9:00 a.m., Atlantic Time, and at any and all adjournments thereof, for the purpose of considering and acting upon the following Proposals:

Proposal No. 1. Election of Directors

Proposal No. 2. Approval of an Amendment to the Articles of Incorporation to
                Change the name of the corporation to "Shannon International
                Inc."

Proposal No. 3. Approval of an Amendment to the Articles of Incorporation to
                authorize a 10,000,000 share class of Preferred Stock

Proposal No. 4. Spin-0ff of Natural Resources Assets into a Separate Company

Proposal No. 5 Ratification Of Selection Of Miller & McCollom, Certified Public
               Accountants As The Company's Independent Auditors.

This Annual Meeting is called as provided for by Nevada law and the Company's By-laws.

Only holders of the outstanding Common Stock of the Company of record at the close of business on May 10, 2004 will be entitled to notice of and to vote at the Meeting or at any adjournment or adjournments thereof.

All shareholders, whether or not they expect to attend the Annual Meeting of Shareholders in person, are urged to sign and date the enclosed Proxy and return it promptly by either mail, fax or email. The giving of a proxy will not affect your right to vote in person if you attend the Meeting.

By Order of the Board of Directors


Blair Coady, President
Calgary, Alberta
April 30, 2004

                      SHANNON INTERNATIONAL RESOURCES INC.
                           Suite 2000, 715 5th Av. SW
                            Calgary, Alberta T2P 2X6
                                  403 538 3706


                                 PROXY STATEMENT
                       Annual Meeting of the Shareholders
                                  June 11, 2004


General Information
The enclosed Proxy is solicited by and on behalf of Management of Shannon International Resources Inc., a Nevada corporation (the "Company"), for use at the Company's Annual Meeting of Shareholders to be held at the Brightwood Golf Club, Vidito Room, 227 School Road, Dartmouth, Nova Scotia on Friday, June 11, 2004 at 9:00 a.m., Atlantic Time, and at any adjournment thereof. It is anticipated that this Proxy Statement and the accompanying Proxy will be mailed to the Company's shareholders on or before May 14, 2004.

Any person signing and returning the enclosed Proxy may revoke it at any time before it is voted by giving written notice of such revocation to the Company, or by voting in person at the Meeting. The expense of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to shareholders, will be borne by the Company. It is anticipated that solicitations of proxies for the Meeting will be made only by use of the mails; however, the Company may use the services of its Directors, Officers and Employees to solicit proxies personally or by telephone without additional salary or compensation to them. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of the Company's shares held of record by such persons, and the Company will reimburse such persons for their reasonable out-of-pocket expenses incurred by them in that connection.

All shares represented by valid proxies will be voted in accordance therewith at the Meeting. Shares not voting as a result of a proxy marked to abstain will be counted as part of total shares voting in order to determine whether or not a quorum has been achieved at the Meeting. Shares registered in the name of a broker-dealer or similar institution for beneficial owners to whom the broker-dealer distributed notice of the Annual Meeting and proxy information and which such beneficial owners have not returned proxies or otherwise instructed the broker-dealer as to voting of their shares, will be counted as part of the total shares voting in order to determine whether or not a quorum has been achieved at the Meeting. Abstaining proxies and broker-dealer non-votes will not be counted as part of the vote on any business at the Meeting on which the shareholder has abstained.

Advice to Beneficial Owners of Certain Shares
Shareholders who do not hold their shares in their own name should note that only proxies from Shareholders whose names are registered as Shareholders on the records of the Company can submit the attached proxy or be recognized and vote at the Meeting. If a Shareholder's shares are registered under the name of a broker, financial institution or other agent, (a Beneficial Owner) then these shares can only be voted by the holding broker, financial institution or other agent. Such broker, financial institution or other agent are provided with sufficient copies of this Proxy Statement and the Annual Report to forward such materials to the Beneficial Owner. The broker, financial institution or other agent should provide the Beneficial Owner with instructions on how to submit the vote of their shares. In the event a Beneficial Owner wishes to attend and vote their shares at the Meeting, the Beneficial Owner must obtain a proxy from the broker, financial institution or other agent.

Annual Report
The Company's Annual Report to Shareholders for the fiscal year ended June 30, 2003 and the Quarterly Report for the nine months ended March 31, 2004 have been previously mailed or is being mailed simultaneously to the Company's shareholders, but does not constitute part of these proxy soliciting materials.


Shares Outstanding and Voting Rights
All voting rights are vested exclusively in the holders of the Company's Common Stock with each common share entitled to one vote. Only shareholders of record at the close of business on May 10, 2004 are entitled to notice of and to vote at the Meeting or any adjournment thereof. On May 10, 2004, the Company had 19,975,000 shares of its Common Stock outstanding, each of which is entitled to one vote on all matters to be voted upon at the Meeting, including the election of Directors. No fractional shares are presently outstanding. Ten percent of the Company's outstanding voting stock (1,997,500 shares) represented in person or by proxy shall constitute a quorum at the Meeting. The affirmative vote of a majority of the votes cast, providing a quorum is present, is necessary to pass all measures being presented to the Shareholders. Cumulative voting in the election of Directors is not permitted.

Security Ownership of Certain Beneficial Owners and of Management
The following table sets forth information, as of May 10, 2004, with respect to the beneficial ownership of the Company's common stock by each person known by the Company to be the beneficial owner of more than five percent of the outstanding Common Stock and by the officers and directors of the Company based on 19,975,000 shares of common stock outstanding as of May 10, 2004 plus the number of shares underlying outstanding options.

Name and Address of                                    Common Stock       Percentage of Shares
Beneficial Owner                  Title                Ownership          Outstanding
----------------------------      -------------------  ---------------    --------------------
Blair Coady                       President, Director     225,000  (1)        1.1%
Suite 2000, 715 5th Av. SW
Calgary, Alberta  T2P 2X6
----------------------------------------------------------------------------------------------
Greg Isenor                       V. Pres., Director       325,000 (2)        1.6%
Suite 2000, 715 5th Av. SW
Calgary, Alberta  T2P 2X6
----------------------------------------------------------------------------------------------
Aubrey Palmeter                   Director                950,000  (3)        4.7%
Suite 2000, 715 5th Av. SW
Calgary, Alberta  T2P 2X6
----------------------------------------------------------------------------------------------
Brian Bradbury                    Director                500,000  (4)        3.1%
Suite 2000, 715 5th Av. SW
Calgary, Alberta  T2P 2X6
----------------------------------------------------------------------------------------------
Dennis Brovarone                  Director                120,000  (5)        0.6%
Suite 2000, 715 5th Av. SW
Calgary, Alberta  T2P 2X6
----------------------------------------------------------------------------------------------
John W. Rogers                    Director                225,000  (6)        1.0%
Suite 2000, 715 5th Av. SW
Calgary, Alberta  T2P 2X6
----------------------------------------------------------------------------------------------
Kenneth N. Davis  , Jr.           Director                400,000  (7)        1.7%
Suite 2000, 715 5th Av. SW
Calgary, Alberta  T2P 2X6
----------------------------------------------------------------------------------------------
Rod Wark                          Director                400,000  (8)        1.7%
Suite 2000, 715 5th Av. SW
Calgary, Alberta  T2P 2X6
Directors and Officers as a Group
(8 individuals)                                          3,145,000 (9)       14.5%
----------------------------------------------------------------------------------------------

(1)      Includes exercisable options to acquire up to 200,000 shares.
(2)      Includes exercisable options to acquire up to 150,000 shares.
(3) Includes 800,000 shares registered in the name of Intrepid Holdings Ltd., which Mr. Palmeter controls. Also includes presently exercisable options to acquire up to 150,000 shares.
(4)      Includes exercisable options to acquire up to 150,000 shares.
(5)      Includes exercisable options to acquire up to 100,000 shares.
(6)      Includes exercisable options to acquire up to 200,000 shares.
(7)      Includes exercisable options to acquire up to 400,000 shares.
(8)      Includes exercisable options to acquire up to 400,000 shares.
(9) Includes exercisable options held by the officers and directors to acquire up to 1,775,000 shares

Management

The officers and directors of the Company are as follows:

Blair Coady                President and Director since February 18,1999.
Greg Isenor                Vice President and Director since October 2001
Brian P. Bradbury          Director from October 2001 to April 2004
Aubrey A. Palmeter.        Director since April 2002
Dennis Brovarone           Director and Secretary since February 2003
Rod Wark                   Director since December 2003
Kenneth N. Davis, Jr.      Director since January 2004
John W. Rogers             Director since January 2004

Blair Coady. Mr. Coady is the Founder of the Company and has served as President and Director since February 1999. Since June 2001 to October 2003, Mr. Coady has served as an officer and director and from October 2003 to the present he has served as a director of Rally Energy Corporation, a publicly held company engaged in oil and gas exploration. Mr. Coady served as the President and Chairman of the Board of Wolf Industries, Inc., a publicly held management company with interests in the oil and gas industry, from August 1996 to April 1998. From October 1996 to February 2001. Mr. Coady was the President and Chief Executive Officer of Calgary Chemical, a privately-held custom blender of petroleum production chemicals. From 1992 to 1995 Mr. Coady served as Chairman of the Board of Earthwhile Developments Inc., a Canadian corporation involved in waste management, specifically solvent recycling, bioremediation and composting.

Brian P. Bradbury. Mr. Bradbury holds a Bachelors Degree in Commerce from St. Mary's University, 1982, and a Degree in Public Relations from Mount St. Vincent University, 1984. Since 1996, Mr. Bradbury has been Vice President of Corporate Finance and Investor Relations with American Manor Enterprises, Inc., a Dartmouth, Nova Scotia, publicly traded natural resources company traded on the TSX Venture Exchange. Mr. Bradbury resigned as a Director in April 2004.

Greg Isenor. Mr. Isenor holds a Bachelor of Science degree in Geology from Acadia University. Since June 2001 to the present Mr. Isenor has consulted to various companies including PEGA Gas Alliance, EnCana, EOG Resources, Maritimes & Northeast Pipelines and LXL Consulting on various land and geological projects. From June 1999 to June 2001 Mr. Isenor worked as a Land Agent for Maritimes & Northeast Pipelines in Nova Scotia. From December 1998 to June 1999 Mr. Isenor worked with Prince Edward Gas compiling a geological report on the gas potential of Prince Edward Island. From September 1996 to December 1998 Mr. Isenor was Vice President of Exploration for Kaoclay Resources Inc., a kaolin exploration company in Nova Scotia, Canada and Georgia, USA. From March 1996 to September 1996 he worked in Kazakstan on gold exploration projects for Central Asia Goldfields.

Aubrey A. Palmeter. Mr. Palmeter is a professional engineer. He holds Bachelor of Science degrees in mathematics and physics from Acadia University, 1978 and a civil engineering degree from the Technical University of Nova Scotia, 1980. Mr. Palmeter also holds an MBA degree from Dalhousie University, 1986. Since March 2002, Mr. Palmeter has been president and chief executive officer of Whitman Benn E&C Services Ltd., an engineering and construction company based in Halifax, Nova Scotia. He was Vice President & General Manager of Amec, Inc., an international engineering firm from February 1999 to March 2002. From August 1996 to February 1999, Mr. Palmeter was President and Chief Executive Officer of Whitman Benn Group, an architectural and engineering firm in Halifax, Nova Scotia. Mr. Palmeter currently serves on Rally Energy Corp.'s Board of Directors. Mr. Palmeter has extensive commercial and policy experience in Atlantic Canada and international industrial projects. His experience includes finance, oil and gas exploration, development and production as well as onshore and offshore pipelines and power generation. He has acted as advisor to the Government of Nova Scotia and several power producers and universities in Atlantic Canada.

Dennis Brovarone Mr. Brovarone has been practicing corporate and securities law since 1986 and as a sole practitioner since 1990. He serves as U.S. securities law counsel to the Company. He is a Director of Pure Bioscience, a publicly held California corporation since April 1996. From December 1997 to April 2001, Mr. Brovarone served as the President and Chairman of the Board of Directors of Ethika Corporation, a publicly held, Mississippi corporation investment holding company with its office in Littleton, Colorado. From January 1995 to March 1998 Mr. Brovarone served as President (Chairman) of the Board of Directors of The Community Involved Charter School, a four year old K-12 public school located in Lakewood, Colorado, operating under an independent charter and serving approximately 350 students in an individualized, experiential learning environment. Prior to 1990, Mr. Brovarone served as in-house counsel to R.B. Marich, Inc., a Denver, Colorado based brokerage firm. Mr. Brovarone lives and works in Littleton, Colorado.

Rod Wark Mr. Wark has been a corporate executive and corporate development consultant with over 20 years experience directing sales and marketing, coordination of business operations, mergers and acquisitions and the legal and financial structuring of complex transactions. He served as President and Chief Operating Officer of Xwave of Halifax, Nova Scotia, from 1998 to 2003. Xwave is one of the largest IT companies in Canada delivering IT services with over $425 million in revenues and 2,800 people in 15 offices in Canada, the U.S. and Europe. From 1988 to 1998, Mr. Wark was an Associate Partner of Anderson Consulting, a $7 billion in revenue global consulting firm with expertise in all areas of business consulting. Prior to this, he was Regional Director of Synerlogic Inc., a Canadian technology consulting company subsequently acquired by Anderson Consulting.

Kenneth N. Davis Jr. Mr. Davis is a Managing Director of Bentley Associates L.P., a full service investment banking firm serving middle market and growth companies since 1990. Prior to joining Bentley Associates. Mr. Davis led his own investment banking firm, Corporate Development Associates for five years. He also managed the Merger and Acquisition Departments at Tucker Anthony and Advest. Mr. Davis was Senior Vice President and Chief Financial Officer of Syntex Corporation. Mr. Davis was the U.S. Assistant Secretary of Commerce during 1969 and 1970. Prior to his appointment, he had a twenty year career with IBM Corporation including five years as its Chief Financial Officer. Mr. Davis holds a B.S. degree from the Massachusetts Institute of Technology and an M.B.A. from Stanford University.

John W. Rogers Mr. Rogers is the newly appointed President and Chief Executive Officer of Logical Sequence Incorporated in Halifax, Nova Scotia. Prior to this he provided IT services consulting services to Maritime Life Assurance Company of Halifax, Nova Scotia. Mr. Rogers held several software project manager positions with Keane Canada Inc., Halifax, Nova Scotia during 2001 and 2002. He also served in several director and project manager position with Sierra Systems Consultants Inc., in Halifax, Nova Scotia during 1998 to 2001. Mr. Rogers was the president and founder of Interactive Trading Network, Dartmouth, Nova Scotia which developed specialized digital marketing software. Mr. Rogers held director and management positions with Dalhousie University in Halifax, Nova Scotia from 1985 to 1997. Mr. Rogers holds a Data Processing Technology Diploma from Nova Scotia Community College, Dartmouth, Nova Scotia 1983.

The Directors serve until their successors are elected by the shareholders. Vacancies on the Board of Directors may be filled by appointment of the majority of the continuing directors.

Committees: Meetings of the Board
The Company does not have a separate Compensation Committee, Audit Committee or Nominating Committee. These functions are done by the Board of Directors meeting as a whole. The Board intends to establish these committees following the Meeting of the Shareholders. The Company's Board of Directors held no in person meetings during the fiscal year ended June 30, 2003. All corporate actions by the Board of Directors were unanimously consented to in writing after telephone discussion.

Compliance with Section 16(a) of Securities Exchange Act of 1934
To our knowledge, during the fiscal year ended June 30, 2003, our Directors and Officers complied with all applicable Section 16(a) filing requirements. This statement is based solely on a review of the copies of such reports that reflect all reportable transactions furnished to us by our Directors and Officers and their written representations that such reports accurately reflect all reportable transactions.

Family Relationships
There is no family relationship between any Director, executive or person nominated or chosen by the Company to become a Director or executive officer.

Executive Compensation
The following table shows for the fiscal years ending June 30, 2001, 2002 and 2003, the compensation awarded or paid by the Company to its Chief Executive Officer. No executive officers of the Company had total salary and bonus exceeding $100,000 during such year.


 ---------------------------------------------------------------------------------------------------------------------
 Summary Compensation Table
 ----------------------------------------------------------------------------------------------------------------------
                                                                     Long Term Compensation
 ----------------------------------------------------------------------------------------------------------------------
                                 Annual Compensation                 Awards              Payouts
-----------------------------------------------------------------------------------------------------------------------
                                          Salary   Other Annual      Securities
Name and Principle Position      Year     ($)      Compensation ($)  Underlying Options  All Other Compensation ($)
-----------------------------------------------------------------------------------------------------------------------
Blair Coady President/CEO        2003     0        0                 75,000  Common      0
-----------------------------------------------------------------------------------------------------------------------
Blair Coady President/CEO        2002     0        0                 150,000 Common      0
-----------------------------------------------------------------------------------------------------------------------
Blair Coady President/CEO        2001     0        0                 0                   0
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
Option Grants in Last Fiscal Year and Through May 10, 2004
-----------------------------------------------------------------------------------------------------------------------
Individual Grants
-----------------------------------------------------------------------------------------------------------------------
Name                              Number of
                                  Common Shares
                                  Underlying       % of Total Options Granted in
                                  Options Granted  Fiscal Year ended June 30,       Exercise Price       Expiration
                                  (#)              2003/Through May 10, 2004        ($/Sh)               Date
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Blair Coady President/CEO,        150,000          Granted in Fiscal 2002            0.10                11/01/06
Director                           75,000          23.1% / 0%                        0.25                03/01/08
-----------------------------------------------------------------------------------------------------------------------
Greg Isenor, V-P, Director        100,000          Granted in Fiscal 2002            0.10                11/01/06
                                   50,000          15.4% / 0%                        0.25                03/01/08
-----------------------------------------------------------------------------------------------------------------------
Brian Bradbury, Director          100,000          Granted in Fiscal 2002            0.10                11/01/06
                                   50,000          15.4% / 0%                        0.25                03/01/08
-----------------------------------------------------------------------------------------------------------------------
Aubrey Palmeter, Director         100,000          Granted in Fiscal 2002            0.10                04/05/07
                                    50,00          15.4% /0%                         0.25                03/01/08
-----------------------------------------------------------------------------------------------------------------------
Dennis Brovarone, Director        100,000          30.7/% 0%                         0.25                03/01/08
-----------------------------------------------------------------------------------------------------------------------
Rod Wark, Director                400,000          0% / 40%                          0.50                01/02/09
-----------------------------------------------------------------------------------------------------------------------
Kenneth N. Davis Jr., Director    400,000          0% / 40%                          0.85                01/23/09
-----------------------------------------------------------------------------------------------------------------------
John W. Rogers, Director          200,000          0% / 20%                          0.50                02/02/09
-----------------------------------------------------------------------------------------------------------------------

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option/Values The following table sets forth the number and value of the unexercised options held by each of the Named Executive Officers and Directors at June 30, 2003 and as of April 24, 2004.

------------------------------------------------------------------------------------------------------------------------
Aggregate Option Exercises in Last Fiscal Year and Option Values
------------------------------------------------------------------------------------------------------------------------
                                     Value       Number of Securities Underlying     Value of Unexercised In-the Money
                        Shares       Realized    Unexercised Options at FY-End and   Options at June 30, 2003  and as
                        Acquired on  at FY-End   Through April 24, 2004              of April 24, 2004 (1)
Name                    Exercise (#) ($)         (#) Exercisable/Unexercisable       Exercisable/Unexercisable
------------------------------------------------------------------------------------------------------------------------
                                                                                     $22,500 @ 06/30/03
Blair Coady Pres./CEO,                           150,000 Common/75,000 Common        $114,750 @ 04/24/04
Dir.                    0            0           Shares/Exercisable                  Exercisable
-----------------------------------------------------------------------------------------------------------------------
                                                                                     $15,000 @ 06/30/03
Greg Isenor                                      100,000 Common/50,000 Common        $76,500 @ 04/24/04
V-P, Director           0            0           Shares/ Exercisable                 Exercisable
------------------------------------------------------------------------------------------------------------------------
                                                                                     $15,000 @ 06/30/03
Brian Bradbury                                   100,000 Common/50,000 Common        $76,500 @ 04/24/04
Director                0            0           Shares/ Exercisable                 Exercisable
------------------------------------------------------------------------------------------------------------------------
                                                                                     $15,000 @ 06/30/03
Aubrey Palmeter         0            0           100,000 Common/50,000 Common        $76,500 @ 04/24/04
Director                                         Shares/ Exercisable                 Exercisable
------------------------------------------------------------------------------------------------------------------------
                                                                                     $10,000 @ 06/30/03
Dennis Brovarone        0            0           100,000 Common                      $51,000 @ 04/24/04
Secretary, Director                              Shares / Exercisable                 Exercisable
------------------------------------------------------------------------------------------------------------------------
                                                                                     NA @06/30/03
Rod Wark                0            0           400,000 Common                      $4,000 @ 04/24/04
Director                                         Shares / Exercisable                Exercisable
------------------------------------------------------------------------------------------------------------------------
                                                                                     NA @06/30/03
Kenneth N. Davis, Jr.   0            0           400,000 Common                      $0 @ 04/24/04
Director                                         Shares / Exercisable                Exercisable
------------------------------------------------------------------------------------------------------------------------
                                                                                     NA @06/30/03
John W. Rogers,         0            0           200,000 Common                      $2,000 @ 04/24/04
Director                                         Shares / Exercisable                Exercisable
------------------------------------------------------------------------------------------------------------------------

(1) Option value based on the difference between the exercise price of unexercised options and the closing sale price on June 30, 2003 ($0.10 per share) and the closing sale price on April 24, 2004 ($0.51 per share).

Stock Option Plan
The Company has a Stock Option Plan, entitled the "Shannon International Resources, Inc, Amended 1999 Stock Option Plan" (the "Plan"). Its purpose is to advance the business and development of the Company and its shareholders by affording to the employees, officers, directors and independent contractors or consultants to the Company, the opportunity to acquire a proprietary interest in the Company by the grant of options to such persons under the Plan's terms. The effective date of the plan was June 1, 1999. Article 3 of the Plan provides that the Board shall exercise its discretion in awarding options under the Plan, not to exceed 2,000,000 shares. The per share option price for the stock subject to each option shall be as the Board may determine. All options must be granted within ten years from the effective date of the Plan. There is no express termination date for the options although the Board may vote to terminate the Plan. Under the Plan, total of 1,775,000 options have been granted.

Employment Agreements: Blair Coady, the Company's president and chief executive officer and director entered into an employment agreement with the Company effective October 2003. The employment agreement provides for base remuneration of $9,700 Cdn., per month plus insurance benefits and vehicle lease. Greg Isenor, Vice President and Director does not have a employment agreement and does not presently draw a salary. Officers are reimbursed for expenses incurred on Company business. Dennis Brovarone, the Company's secretary and director also serves as U.S. securities law counsel and is compensated for his time at his regular hourly rate of $200 per hour. John W. Rogers, a director has an employment agreement with Logical Sequence Incorporated as it chief executive officer. The employment agreement effective February 2004 provides for compensation of $9,000 Cdn., per month plus employee insurance benefits. Mr. Rogers also received 25,000 shares of the Company's common stock as a signing bonus.

Directors' Compensation/ Other Arrangements: The Company's directors are reimbursed for actual expenses incurred in attending Board meetings. The Company entered into a three month agreement with Kenneth N. Davis Jr., in April 2004, with respect consultation and assistance with corporate and business development. Mr. Davis is to be compensated at $7,500 per month and a success fee of up to $100,000 for any transaction wherein it was mutually agreed Mr. Davis played a significant role. There are no other arrangements regarding compensation to officers and directors of the Company.

Termination of Employment and Change of Control Arrangement: There is no compensatory plan or arrangement in excess of $100,000 with respect to any individual named above which results or will result from the resignation, retirement or any other termination of employment with the Company, or from a change in the control of the Company.

Transactions with Management: The Company did not enter into any transactions with Management during the fiscal year ended June 30, 2003 or through April 2004.


Proposal No. 1.   Election of Directors

The Articles presently provide for a Board of Directors of at least one director and the present number of directors is seven. Pursuant to the Articles and the Bylaws, the number of Directors of the Company may be set by the Board of Directors and has been fixed at seven Directors. Management recommends the election of Directors of the seven nominees listed below to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualified or until their earlier death, resignation or removal. The persons named as "proxies" in the enclosed form of Proxy, who have been designated by Management, intend to vote for the seven nominees for election as Directors unless otherwise instructed in such proxy. If at the time of the Meeting, any of the nominees named below should be unable to serve, which event is not expected to occur, the discretionary authority provided in the Proxy will be exercised to vote for the remaining nominees, or for a substitute nominee or nominees, if any, as shall be designated by the Board of Directors. A favorable vote of a majority of those shares voting, in person or by proxy, is required for election of each Director.

Nominees
The following are the names of each nominee for Director, indicating all positions and offices with the Company presently held by them for the period during which they have served as such.:

Blair Coady                President and Director since February 18,1999.
Greg Isenor                Vice President and Director since October 2001
Aubrey A. Palmeter.        Director since April 2002
Dennis Brovarone           Director since February 2003
Rod Wark                   Director since December 2003
Kenneth N. Davis, Jr.      Director since January 2004
John W. Rogers             Director since January 2004


Business Experience of Nominees

Blair Coady. Mr. Coady is the Founder of the Company and has served as President and Director since February 1999. Since June 2001 to October 2003, Mr. Coady has served as an officer and director and from October 2003 to the present he has served as a director of Rally Energy Corporation, a publicly held company engaged in oil and gas exploration. Mr. Coady served as the President and Chairman of the Board of Wolf Industries, Inc., a publicly held management company with interests in the oil and gas industry, from August 1996 to April 1998. From October 1996 to February 2001. Mr. Coady was the President and Chief Executive Officer of Calgary Chemical, a privately-held custom blender of petroleum production chemicals. From 1992 to 1995 Mr. Coady served as Chairman of the Board of Earthwhile Developments Inc., a Canadian corporation involved in waste management, specifically solvent recycling, bioremediation and composting.

Greg Isenor. Mr. Isenor holds a Bachelor of Science degree in Geology from Acadia University. Since June 2001 to the present Mr. Isenor has consulted to various companies including PEGA Gas Alliance, EnCana, EOG Resources, Maritimes & Northeast Pipelines and LXL Consulting on various land and geological projects. From June 1999 to June 2001 Mr. Isenor worked as a Land Agent for Maritimes & Northeast Pipelines in Nova Scotia. From December 1998 to June 1999 Mr. Isenor worked with Prince Edward Gas compiling a geological report on the gas potential of Prince Edward Island. From September 1996 to December 1998 Mr. Isenor was Vice President of Exploration for Kaoclay Resources Inc., a kaolin exploration company in Nova Scotia, Canada and Georgia, USA. From March 1996 to September 1996 he worked in Kazakstan on gold exploration projects for Central Asia Goldfields.


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Aubrey A. Palmeter. Mr. Palmeter is a professional engineer. He holds Bachelor of Science degrees in mathematics and physics from Acadia University, 1978 and a civil engineering degree from the Technical University of Nova Scotia, 1980. Mr. Palmeter also holds an MBA degree from Dalhousie University, 1986. Since March 2002, Mr. Palmeter has been president and chief executive officer of Whitman Benn E&C Services Ltd., an engineering and construction company based in Halifax, Nova Scotia. He was Vice President & General Manager of Amec, Inc., an international engineering firm from February 1999 to March 2002. From August 1996 to February 1999, Mr. Palmeter was President and Chief Executive Officer of Whitman Benn Group, an architectural and engineering firm in Halifax, Nova Scotia. Mr. Palmeter currently serves on Rally Energy Corp.'s Board of Directors. Mr. Palmeter has extensive commercial and policy experience in Atlantic Canada and international industrial projects. His experience includes finance, oil and gas exploration, development and production as well as onshore and offshore pipelines and power generation. He has acted as advisor to the Government of Nova Scotia and several power producers and universities in Atlantic Canada.

Dennis Brovarone Mr. Brovarone has been practicing corporate and securities law since 1986 and as a sole practitioner since 1990. He serves as U.S. securities law counsel to the Company. He is a Director of Innovative Medical Services, a publicly held California corporation since April 1996. From December 1997 to April 2001, Mr. Brovarone served as the President and Chairman of the Board of Directors of Ethika Corporation, a publicly held, Mississippi corporation investment holding company with its office in Littleton, Colorado. From January 1995 to March 1998 Mr. Brovarone served as President (Chairman) of the Board of Directors of The Community Involved Charter School, a four year old K-12 public school located in Lakewood, Colorado, operating under an independent charter and serving approximately 350 students in an individualized, experiential learning environment. Prior to 1990, Mr. Brovarone served as in-house counsel to R.B. Marich, Inc., a Denver, Colorado based brokerage firm. Mr. Brovarone lives and works in Littleton, Colorado.

Rod Wark Mr. Wark has been a corporate executive and corporate development consultant with over 20 years experience directing sales and marketing, coordination of business operations, mergers and acquisitions and the legal and financial structuring of complex transactions. He served as President and Chief Operating Officer of Xwave of Halifax, Nova Scotia, from 1998 to 2003. Xwave is one of the largest IT companies in Canada delivering IT services with over $425 million in revenues and 2,800 people in 15 offices in Canada, the U.S. and Europe. From 1988 to 1998, Mr. Wark was an Associate Partner of Anderson Consulting, a $7 billion in revenue global consulting firm with expertise in all areas of business consulting. Prior to this, he was Regional Director of Synerlogic Inc., a Canadian technology consulting company subsequently acquired by Anderson Consulting.

Kenneth N. Davis Jr. Mr. Davis is a Managing Director of Bentley Associates L.P., a full service investment banking firm serving middle market and growth companies since 1990. Prior to joining Bentley Associates. Mr. Davis led his own investment banking firm, Corporate Development Associates for five years. He also managed the Merger and Acquisition Departments at Tucker Anthony and Advest. Mr. Davis was Senior Vice President and Chief Financial Officer of Syntex Corporation. Mr. Davis was the U.S. Assistant Secretary of Commerce during 1969 and 1970. Prior to his appointment, he had a twenty year career with IBM Corporation including five years as its Chief Financial Officer. Mr. Davis holds a B.S. degree from the Massachusetts Institute of Technology and an M.B.A. from Stanford University.


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John W. Rogers Mr. Rogers is the newly appointed President and Chief Executive
Officer of Logical Sequence Incorporated in Halifax, Nova Scotia. Prior to this he provided IT services consulting services to Maritime Life Assurance Company of Halifax, Nova Scotia. Mr. Rogers held several software project manager positions with Keane Canada Inc., Halifax, Nova Scotia during 2001 and 2002. He also served in several director and project manager position with Sierra Systems Consultants Inc., in Halifax, Nova Scotia during 1998 to 2001. Mr. Rogers was the president and founder of Interactive Trading Network, Dartmouth, Nova Scotia which developed specialized digital marketing software. Mr. Rogers held director and management positions with Dalhousie University in Halifax, Nova Scotia from 1985 to 1997. Mr. Rogers holds a Data Processing Technology Diploma from Nova Scotia Community College, Dartmouth, Nova Scotia 1983.


Proposal No. 2. Amend the Articles of Incorporation to change of the Company name to "Shannon International Inc."

Shannon International Resources Inc.'s Articles of Incorporation currently specifies the name of the Company as "Shannon International Resources Inc.." The Board of Directors is proposing an amendment to the Articles of Incorporation to change the Company's name to "Shannon International Inc." If the stockholders approve this proposal, Article One of the Articles of Incorporation will be amended to read in its entirety as follows:

         ONE: The name of this corporation is Shannon International Inc.

Purpose and Effect of the Amendment

Shannon International Resources Inc., began as a natural resources oriented company, but through acquisition and investment, it has expanded into the information technology and software market. Therefore, the Board of Directors believes that "Shannon International Resources Inc." is no longer reflective of our business as it exists today. Changing our name to "Shannon International Inc.," represents our evolution from an exclusively natural resources oriented business into a more diversified company. .

A favorable vote of a majority of those shares voting, in person or by proxy, is required for approval of the proposal.



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Proposal No. 3. Amend the Articles of Incorporation to authorize a Class of
Preferred Stock .

The Board of Directors has approved and is recommending to the stockholders for approval, an amendment to Article Four of the Company's Articles of Incorporation to authorize a class of 10,000,000 shares of $0.001 par value preferred stock which the full text of the proposed amendment to the Articles of Incorporation is shown below.

Purpose and Effect of the Amendment

Under the present Articles of Incorporation, the Company has the authority to issue 200,000,000 shares of common stock. As of May 10, 2004, 19,975,000 were issued and outstanding.. The proposed amendment would provide for an additional 10,000,000 shares of preferred stock available for issuance.

The additional preferred stock to be authorized by adoption of the proposed amendment would have rights and preferences set from time to time by the Board of Directors. Adoption of the proposed amendment and issuance of additional shares of common stock would not affect the rights of the holders of currently outstanding common stock, except for effects incidental to increasing the number of shares of common stock outstanding, such as dilution of the earnings per share and voting rights of current holders of common stock. If the amendment is adopted, it will become effective upon filing Articles of Amendment with the Nevada Secretary of State.

The purpose of the preferred stock shares is to provide a means for the Board of Directors to design and issue securities for specific transactions and purposes that could be issued for corporate purposes without further stockholder approval, unless required by applicable law or regulation. The Board of Directors believes that it is in the best interests of the Company to have the shares of preferred stock authorized at this time to alleviate the delay of holding a special meeting of stockholders to authorize shares of preferred stock when the need arises. Possible purposes for shares of preferred stock include effecting acquisitions of other businesses, or properties, establishing strategic relationships with other companies and securing additional financing for the operation of the Company through the issuance of preferred shares or other equity-based securities. Purposes for shares of preferred stock also include paying stock dividends or forward splitting of the outstanding shares. The Company has no specific plans for any of these actions at this time.

Text of the Amendment to the Articles of Incorporation

If this proposal is approved, Article SIX of the Company's Articles of Incorporation will be amended to state as follows:

SIX: The corporation is authorized to issue two (2) classes of shares, to be designated respectively as "Common Shares" and "Preferred Shares". The total number of Common Shares the corporation is authorized to issue is Two Hundred Million (200,000,000) $0.001 par value. The total number of Preferred Shares the corporation is authorized to issue is Ten Million (10,000,000) $0.001 par value. Said Preferred Shares may subsequently receive such designation as may be deemed appropriate by the Board of Directors of the corporation, and the Board of Directors shall have the right to determine or alter the rights, preferences, privileges, and restrictions granted to, or imposed upon said Preferred Shares. Additionally, the Board of Directors shall be empowered to increase or decrease (but not below the number of shares of Common or Preferred Shares then outstanding) the number of shares of any class of shares subsequent to the issue of shares of that class.


                                       13
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A favorable vote of a majority of those shares voting, in person or by proxy, is required for approval of the proposal.


Proposal No. 4:  Spin-0ff of Natural Resources Assets into a Separate Company

The Board of Directors has approved and is recommending to the stockholders for approval, a plan whereby the Company will spin-off of its natural resources assets into a separate public company.

The plan is that the Company will form a new Nevada corporation, Shannon Resources, Inc. to which the Company will transfer its Prince Edward Island natural gas exploration and development working interests in exchange for 1.1 million shares which will initially be all of the outstanding common stock of Shannon Resources, Inc. Shannon Resources Inc., is planned to be capitalized by a further 400,000 purchased by the Company at $0.75 per share and a subsequent public offering of 1,000,000 shares of common stock $1.50 to per share. Blair Coady, Gregory Isenor and Aubrey Palmeter are anticipated to become officers and/or directors of Shannon Resources Inc.

Upon completion of its capitalization, Shannon Resources Inc., will file a registration statement with the U.S. Securities and Exchange Commission to become a reporting issuer. Upon the effectiveness of the registration statement, the Company will declare a dividend of approximately 1.2 million shares of the Shannon Resources, Inc., common stock, which will be distributed to the Company's shareholders as of May, 10, 2004, the dividend record date on the basis of one (1) share of Shannon Resources Inc., for every twenty (20) shares held.

Thereafter Shannon Resources, Inc., will seek a listing of the common stock on the National Association of Securities Dealers Inc., Over the Counter Bulletin Board Market.,


Purpose and Effect of Spin-Off

Management of the Company believes that the businesses of natural gas exploration and development and the Logical Sequence Incorporated software development and marketing would be better served by being operated as separate companies. Management believes that separating the businesses will facilitate capital formation by both companies as each company will seek investors interested in either natural resources oriented issuers or software and information technology focused issuers. Management further believes that separate management focused on their relative areas of expertise will promote greater efficiency.


                                       14
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A favorable vote of a majority of those shares voting, in person or by proxy, is required for approval of the proposal.

Proposal No. 5: Ratification of Miller & McCollom, Certified Public Accountants, as Auditors of the Company's Financial Statements.

Management recommends that the shareholders of the Company vote for the ratification of Miller & McCollom, Certified Public Accountants, as independent auditors to examine the financial statements of the Company for the fiscal year ending June 30, 2004. A representative of Miller & McCollom will not be at the annual meeting. Any appropriate questions of Miller &McCollom will be promptly forwarded to them for response.

Miller & McCollom, Certified Public Accountants, are the Company's independent auditors to examine the financial statements of the Company for the fiscal year ending June 30, 2003. Miller & McCollom has performed the following services and has been paid the following fees for these fiscal years.

Audit Fees
Miller & McCollom was paid aggregate fees of $8,640 for the fiscal year ended June 30, 2002 and $11,365 for the fiscal year ended June 30, 2003 for professional services rendered for the audit of the Company's annual financial statements and for the reviews of the financial statements included in Company's quarterly reports on Form 10QSB during these fiscal years.

Audit -Related Fees

Miller & McCollom was not paid any additional fees for the fiscal year ended June 30, 2002 and June 30, 2003 for assurance and related services reasonably related to the performance of the audit or review of the Company's financial statements.

Tax Fees

Miller & McCollom was paid no fees for the fiscal year ended June 30, 2002 and no fees for the fiscal year ended June 30, 2003 for professional services rendered for tax compliance, tax advice and tax planning.

Other Fees
Miller & McCollom was paid no other fees for professional services during the fiscal years ended June 30, 2002 and June 30, 2003.


                                       15
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A favorable vote of a majority of those shares voting, in person or by proxy, is required for confirmation of the selection of the independent auditors.

Request for Copy of Form 10KSB
Shareholders may request a copy of the Form 10KSB by writing to the Company's offices, Suite 2000, 715 5th Av. SW, Calgary, Alberta T2P 2X6, telephone 403 538 3706.

Date for Receipt of Shareholder Proposals
Any proposal by a shareholder to be presented at the Company's next Annual Meeting of Shareholders, including nominations for election as directors must be received at the offices of the Company, Suite 2000, 715 5th Ave., NW, Calgary, Alberta T2P 2X6, no later than July 31, 2004.


                                       16
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                      Shannon International Resources Inc.

                                      Proxy

The undersigned appoints Blair Coady (and Greg Isenor, if Mr. Coady is unable to serve), as the undersigned's lawful attorney and proxy, with full power of substitution and appointment, to act for and in the stead of the undersigned to attend and vote all of the undersigned's shares of the Common Stock of Shannon International Resources Inc., a Nevada corporation, at the Annual Meeting of Shareholders to be held at the Brightwood Golf Club, Vidito Room, 227 School Road, Darthmouth, Nova Scotia , at 9:00 a.m., Atlantic Time, on June 11, 2004, and any and all adjournments thereof, for the following purposes:

Each director is elected by a vote of the shareholders with a majority of the shares voting being required for election. Shareholders may also withhold authority to vote for a nominee(s) by drawing a line through the nominee's name(s).

Proposal No. 1. Election to the Board of Directors

[ ] FOR Management nominees listed below equally among all the nominees
    OR VOTED AS FOLLOWS:

Blair Coady              [ ] FOR        [ ] WITHHOLD
Dennis Brovarone         [ ] FOR        [ ] WITHHOLD
Rod Wark                 [ ] FOR        [ ] WITHHOLD
Greg Isenor              [ ] FOR        [ ] WITHHOLD
John W. Rogers           [ ] FOR        [ ] WITHHOLD
Aubrey Palmeter          [ ] FOR        [ ] WITHHOLD
Kenneth N. Davis Jr.     [ ] FOR        [ ] WITHHOLD


[ ] AGAINST Management's nominees for the Board of Directors Management intends to vote shares for all of the seven (7) nominees named above unless otherwise instructed in this proxy. If at the time of the meeting, any of the nominees should be unable to serve, the discretionary authority provided in the proxy will be exercised to vote for the remaining nominees, or for a substitute nominee or nominees, if any, as shall be designated by the board of directors.

Proposal No. 2. Approval of an Amendment to the Articles of Incorporation to
                Change the name of the corporation to "Shannon International
                Inc."

[   ]     FOR      [  ]  AGAINST       [  ] ABSTAIN
If the shareholder does not indicate a preference, management intends to vote for the proposal.


Proposal No. 3. Approval of an Amendment to the Articles of Incorporation to
                authorize a 10,000,000 share class of Preferred Stock

[   ]     FOR      [  ]  AGAINST       [  ] ABSTAIN
If the shareholder does not indicate a preference, management intends to vote for the proposal.


Proposal No. 4. Spin-0ff of Natural Resources Assets into a Separate Company

[   ]     FOR      [  ]  AGAINST       [  ] ABSTAIN
If the shareholder does not indicate a preference, management intends to vote for the proposal.


Proposal No. 5: Ratification of Miller & McCollom, Certified Public Accountants,
                as Auditors of the Company's Financial Statements.


[   ]     FOR      [  ]  AGAINST       [  ] ABSTAIN
If the shareholder does not indicate a preference, management intends to vote for the proposal.

Shares represented by this proxy will be voted at the meeting in accordance with the shareholder's specification above. This proxy confers discretionary authority in respect to matters for which the shareholder has not indicated a preference or in respect to matters not known or determined at the time of the mailing of the notice of the annual meeting of shareholders to the undersigned.

In the Shareholder's discretion the Proxy is authorized to vote on such other business as may properly be brought before the meeting or any adjournment or postponement thereof.

The undersigned revokes any proxies heretofore given by the undersigned and acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement furnished herewith and the Annual Report to Shareholders previously provided.


Dated: _______________, 2004        ___________________/_______________________
                                    Signature         / Print Name


Number of Shares Voted:   ______________________________



Signature(s) should agree with the name(s) hereon. Executors, administrators, trustees, guardians and attorneys should indicate when signing. Attorneys should submit powers of attorney.

This proxy is solicited on behalf of the Board of Directors of Shannon International Resources Inc. Please sign and return this proxy to the Inspector of Elections:

         Dennis Brovarone
         Attorney at Law
         18 Mt. Laurel Drive
         Littleton, CO 80127

         Fax no.    303 466 4826

         Email:     Dbrovarone@aol.com


 The giving of a proxy will not affect your right to vote in person if you attend the meeting.

A Shareholder submitting a proxy has the right to appoint a person to represent him or her at the meeting other than the person or persons designated in this form of proxy furnished by the Company. To exercise this right the Shareholder should strike out the names shown above and insert the name of the desired representative or submit another appropriate proxy.



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